UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

Immunome, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39580	77-0694340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18702 N. Creek Parkway, Suite 100 Bothell, Washington	98011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 321-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	IMNM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2024, Bob Lapetina notified Immunome, Inc. (the “Company”) that he will be resigning from his positions as the Company’s Vice President, Finance, Corporate Controller, and principal accounting officer to pursue other opportunities. The effective date of Mr. Lapetina’s resignation will be May 10, 2024. Mr. Lapetina’s resignation is not the result of any disagreement with the Company.

Appointment of Mr. Rosett as Principal Accounting Officer

On April 30, 2024, the Company’s board of directors appointed Max Rosett, in addition to his other titles, as the Company’s principal accounting officer effective immediately upon the effectiveness of Mr. Lapetina’s resignation.

Mr. Rosett, age 34, has served as the Company’s Interim Chief Financial Officer, EVP, Operations and principal financial officer since December 2023, and Senior Vice President, Operations since October 2023. Before joining the Company, Mr. Rosett held positions of increasing responsibility with Morphimmune, Inc. from January 2022 until October 2023, last serving as Morphimmune Inc.’s Acting Chief Operating Officer from March 2022 until October 2023. Mr. Rosett also served as Principal at Research Bridge Partners, a life science investment firm, from March 2021 until October 2023. He was previously Director of Data Science at Research Bridge Partners from February 2018 to February 2021. He has also worked as an engineer at Google, and he started his career at the Boston Consulting Group, where he served clients in the pharmaceutical industry. Mr. Rosett earned a M.S. in Computer Science from Georgia Institute of Technology and a B.A. in Mathematics from Yale University.

Mr. Rosett has not entered into any material plan, contract or arrangement with the Company in connection with his appointment as the Company’s principal accounting officer.

There are no family relationships between Mr. Rosett and any of the Company’s current or former directors or executive officers. Mr. Rosett is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUNOME, INC.

Date: April 30, 2024	By:	/s/ Clay Siegall
Clay Siegall, Ph.D.
President and Chief Executive Officer